UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2016

Annual Report
to Shareholders

Deutsche Enhanced Global Bond Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

15 Performance Summary

17 Investment Portfolio

31 Statement of Assets and Liabilities

33 Statement of Operations

35 Statements of Changes in Net Assets

36 Financial Highlights

39 Notes to Financial Statements

57 Report of Independent Registered Public Accounting Firm

58 Information About Your Fund's Expenses

60 Tax Information

61 Advisory Agreement Board Considerations and Fee Evaluation

66 Board Members and Officers

71 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s currency overlay strategy is dependent on the effectiveness and implementation of portfolio management’s proprietary models. As part of its currency strategy, the fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 15 through 16 for more complete performance information.

Investment Process

Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics, and changes in supply and demand within the global bond markets. In choosing individual bonds, portfolio management looks for bonds that have attractive yields and show improving credit.

In addition to the fund’s main investment strategy, we may, based on our investment outlook, seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging-markets currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular, foreign currency contracts.

Deutsche Enhanced Global Bond Fund returned 4.57% during the 12-month period ended October 31, 2016, underperforming the 5.59% return of its benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

The world fixed-income markets delivered broadly positive returns in the past year, creating an advantageous backdrop for the fund. In the government debt market, U.S. Treasuries and the bonds of other developed countries responded favorably to the environment of slow growth, low inflation and periodic "flights to quality" into safer assets. Central bank policy was also highly supportive: the U.S. Federal Reserve Board held steady after raising short-term rates by a quarter point in December 2015, and the European Central Bank (ECB) and the Bank of Japan each cuts rates to below zero. These moves caused yields on intermediate- and long-term bonds to plunge (as prices rose) across the developed world, leading to robust total returns for government issues.

The ultra-low yields on government bonds, in turn, fueled increased investor interest in market segments offering a favorable "spread" — or excess yield — over lower-risk assets. The resulting increase in demand for yield led to substantial outperformance for investment-grade and high-yield corporate bonds in the United States and Europe. This trend also worked to the benefit of the emerging markets, which gained an additional boost from evidence of improving growth. In combination, these factors contributed to meaningful outperformance for the spread sectors in relation to Treasuries and other developed-market government issues.

The currency markets were unusually volatile in the past year, with the shifting headlines related to global central bank policy and the United Kingdom’s surprising vote to leave the European Union ("Brexit") representing key drivers of performance. The U.S. dollar rose slightly against a basket of major world currencies, as investors’ growing anticipation of a possible rate hike in late 2016 provided a tailwind to the greenback from mid-August onward. (Rising interest rates are generally a positive for a nation’s currency.) The Japanese yen rallied due in part to its status as a safe-haven currency, while the euro was pressured by the ultra-loose policy of the ECB. The British pound was the worst performer among the developed-market currencies primarily as the result of concerns about the Brexit vote. On the other side of the ledger, emerging-markets currencies rebounded from their poor performance of 2015 thanks to improving economic growth and a resurgence in investment inflows.

Fund Performance

We use an active approach designed to take advantage of opportunities in the bond and currency markets worldwide. Our bond strategy contributed to performance during the past year, but this was offset by our currency positioning.

Several factors contributed to the fund’s strong showing on the fixed-income side. We held a long duration (above-benchmark interest-rate sensitivity) in the United States, which added value given the decline in U.S. Treasury yields. While this aspect of our positioning detracted somewhat late in the period once yields began to tick higher, it had a positive net impact for the full year. At the close of October, the portfolio’s duration stood at 6.21 years, compared with 6.74 for the benchmark.

The fund’s exposure to high-yield bonds and emerging-markets debt had a beneficial effect on performance, as well. We began to add to both areas in the second calendar quarter of 2016 in order to take advantage of elevated yield spreads, and we continued to increase the positions through the remainder of the year. This approach enabled the fund to capitalize on the substantial outperformance of both segments in the second half of the period. Generally speaking, our strategy in these areas was to maintain a tilt toward higher-quality securities rather than reaching for yield in riskier areas of the market. At various points, the fund used exchange-traded funds to gain exposure to high-yield bonds in a more efficient manner than we could by buying individual securities. On the emerging-markets side, the largest contributions came from our positions in Mexico, Brazil, Argentina and Indonesia, while the largest detractors were Turkey and Colombia.

The fund’s investment-grade allocation, which includes corporate bonds and structured products (including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities) delivered solid returns at a time of falling yields. However, it did not have as large an effect on returns as other aspects of our positioning.

In the non-U.S. developed markets, a long position in Australia made the most significant contribution to performance. We opened the position at the beginning of the second calendar quarter, and it subsequently performed well as lower-than-expected inflation enabled the Royal Bank of Australia to cut interest rates unexpectedly at its May meeting.

The fund’s currency strategy was a net detractor. We held an overweight position in the U.S. dollar at the beginning of the year, primarily against the Japanese yen, which detracted given the relative strength in the latter currency. On the positive side, the largest contribution came from an underweight in the British pound over the full year, as well as a long position in the Russian ruble in the latter part of the period. As of October 31, 2016, the fund was positioned with long positions in yen and euro, together with short positions in the U.S. dollar, Mexican peso, Australian dollar and Taiwan dollar. (A short position rises when the value of the underlying security declines.) We achieve exposure to the currency markets through the use of options and currency forward contracts.

"We continue to employ a ‘go-anywhere’ approach to identify mispricings in both the currency and fixed-income markets — a flexible strategy that enabled the fund to capitalize on a diverse set of opportunities in the past year."

We also employed derivatives to help mitigate risk and support the implementation of investment views in the portfolio. We used U.S. Treasury futures and interest-rate swaps to express views regarding the core developed markets and the fund’s duration (interest-rate sensitivity) relative to the benchmark. In the aggregate, these derivatives instruments contributed to performance.

Outlook and Positioning

The global fixed-income markets are at an interesting juncture, as investors debate the efficacy of global quantitative easing programs, the likelihood of the policies being either curtailed or expanded, and the potential impact of increased fiscal spending on global growth. We continue to favor spread sectors such as emerging markets and high yield due to their yield advantage over developed-market sovereign bonds. We especially like the emerging markets, as trade balances have improved and volatility has been well contained and largely confined to specific countries. Overall, we continue to employ a "go-anywhere" approach to identify mispricings in both the currency and fixed-income markets — a flexible strategy that enabled the fund to capitalize on a diverse set of opportunities in the past year.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rahmila Nadi, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global, investment-grade fixed-income measure comprising of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yield spread refers to differences between yields on differing debt instruments, calculated by subtracting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Mortgage-backed securities are bonds that are secured by mortgage debt.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Asset-backed securities (ABS) are backed by loans, credit or receivables.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	4.57%	1.33%	3.22%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–0.14%	0.40%	2.74%
Bloomberg Barclays Global Aggregate Bond Index†	5.59%	0.90%	3.87%
Bloomberg Barclays Global Aggregate USD Hedged Index††	5.17%	4.08%	4.58%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	3.78%	0.57%	2.45%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.78%	0.57%	2.45%
Bloomberg Barclays Global Aggregate Bond Index†	5.59%	0.90%	3.87%
Bloomberg Barclays Global Aggregate USD Hedged Index††	5.17%	4.08%	4.58%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	4.72%	1.57%	3.47%
Bloomberg Barclays Global Aggregate Bond Index†	5.59%	0.90%	3.87%
Bloomberg Barclays Global Aggregate USD Hedged Index††	5.17%	4.08%	4.58%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 1.31%, 2.07% and 1.01% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Enhanced Global Bond Fund — Class A ■ Bloomberg Barclays Global Aggregate Bond Index† ■ Bloomberg Barclays Global Aggregate USD Hedged Index††

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

† Bloomberg Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.

†† Bloomberg Barclays Global Aggregate USD Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

	Class A	Class C	Class S
Net Asset Value
10/31/16	$ 9.15	$ 9.15	$ 9.13
10/31/15	$ 8.91	$ 8.92	$ 8.90
Distribution Information as of 10/31/16
Income Dividends, Twelve Months	$ .06	$ .00	$ .09
October Income Dividend	$ .0161	$ .0102	$ .0180
Return of Capital	$ .10	$ .10	$ .10
SEC 30-day Yield‡‡	2.23%	1.58%	2.58%
Current Annualized Distribution Rate‡‡	2.11%	1.34%	2.37%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.84%, 1.29% and 2.36% for Class A, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.72%, 1.05% and 2.15% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2016

		Principal Amount ($)(a)	Value ($)

Bonds 83.6%
Argentina 2.7%
Provincia de Buenos Aires, 144A, 9.125%, 3/16/2024 (Cost $2,061,529)		1,875,000	2,076,562
Australia 0.7%
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		200,000	220,899
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		200,000	200,759
Scentre Group Trust 1, 144A, (REIT), 3.5%, 2/12/2025		80,000	82,121
Transurban Finance Co. Pty Ltd., 144A, 3.375%, 3/22/2027		45,000	44,647
(Cost $545,052)			548,426
British Virgin Islands 0.8%
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (b) (Cost $608,130)		607,000	602,372
Canada 1.4%
Manulife Financial Corp., 5.375%, 3/4/2046		60,000	71,380
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027		860,000	868,299
Yamana Gold, Inc., 4.95%, 7/15/2024		160,000	164,320
(Cost $1,063,339)			1,103,999
Cayman Islands 2.8%
Noble Holding International Ltd., 5.25%, 3/16/2018		10,000	9,944
Seagate HDD Cayman, 5.75%, 12/1/2034		60,000	52,253
Vale Overseas Ltd.:
5.875%, 6/10/2021 (b)		500,000	533,125
6.25%, 8/10/2026 (b)		1,455,000	1,560,487
(Cost $2,099,752)			2,155,809
Chile 0.3%
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025 (Cost $196,916)		200,000	207,805
Colombia 1.1%
Republic of Colombia, 4.5%, 1/28/2026 (Cost $874,200)		800,000	856,000
Costa Rica 0.3%
Republic of Costa Rica, 144A, 7.158%, 3/12/2045 (Cost $184,955)		200,000	209,000
France 0.4%
Electricite de France SA, 144A, 4.75%, 10/13/2035		90,000	94,309
Societe Generale SA, 144A, 2.625%, 9/16/2020		210,000	214,404
(Cost $310,771)			308,713
Germany 7.4%
Federal Republic of Germany, Series 172, REG S, 0.25%, 10/16/2020 (Cost $5,760,868)	EUR	5,000,000	5,654,243
Ghana 1.0%
Republic of Ghana, 144A, 9.25%, 9/15/2022 (Cost $710,000)		710,000	735,993
Hungary 1.0%
Republic of Hungary:
6.375%, 3/29/2021		600,000	692,190
Series 19/A, 6.5%, 6/24/2019	HUF	23,200,000	93,955
(Cost $790,681)			786,145
India 1.9%
Adani Transmission Ltd., 144A, 4.0%, 8/3/2026		200,000	199,068
Export-Import Bank of India, 144A, 3.375%, 8/5/2026		1,000,000	991,546
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		250,000	257,946
(Cost $1,454,064)			1,448,560
Indonesia 3.2%
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	109,265
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		2,000,000	2,160,060
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	208,760
(Cost $2,392,207)			2,478,085
Ireland 0.1%
Shire Acquisitions Investments Ireland DAC, 3.2%, 9/23/2026 (Cost $114,863)		115,000	112,927
Israel 0.3%
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023 (Cost $253,750)		250,000	265,880
Jamaica 1.1%
Republic of Jamaica, 8.0%, 3/15/2039 (Cost $844,207)		740,000	861,996
Kazakhstan 3.1%
KazAgro National Management Holding JSC:
REG S, 3.255%, 5/22/2019	EUR	2,000,000	2,168,145
144A, 4.625%, 5/24/2023		250,000	233,750
(Cost $2,441,601)			2,401,895
Luxembourg 2.3%
Actavis Funding SCS, 4.75%, 3/15/2045		25,000	26,223
Minerva Luxembourg SA, 144A, 6.5%, 9/20/2026		1,600,000	1,567,040
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		200,000	202,919
(Cost $1,817,867)			1,796,182
Malaysia 2.6%
Government of Malaysia, 144A, 3.043%, 4/22/2025 (Cost $2,000,000)		2,000,000	2,031,600
Mauritius 0.8%
UPL Corp., Ltd., 144A, 3.25%, 10/13/2021 (Cost $599,724)		600,000	599,611
Mexico 2.8%
Cemex SAB de CV, 144A, 6.5%, 12/10/2019 (b)		500,000	533,750
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		250,000	258,550
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		400,000	408,952
Mexico City Airport Trust, 144A, 4.25%, 10/31/2026 (b)		200,000	203,800
Petroleos Mexicanos, 144A, 4.625%, 9/21/2023		540,000	538,542
United Mexican States, 4.6%, 1/23/2046		200,000	195,500
(Cost $2,147,958)			2,139,094
Namibia 0.7%
Republic of Namibia, 144A, 5.25%, 10/29/2025 (Cost $495,215)		500,000	519,405
Netherlands 3.9%
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		500,000	543,101
Equate Petrochemical BV, 144A, 4.25%, 11/3/2026 (c)		885,000	876,867
Mylan NV, 144A, 5.25%, 6/15/2046		60,000	60,745
Petrobras Global Finance BV, 3.0%, 1/15/2019 (b)		1,500,000	1,468,500
Shell International Finance BV, 4.0%, 5/10/2046		45,000	44,597
(Cost $2,976,997)			2,993,810
Panama 0.6%
Republic of Panama, 3.875%, 3/17/2028 (Cost $396,060)		400,000	424,000
Peru 1.9%
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	546,750
Republic of Peru, 2.75%, 1/30/2026	EUR	750,000	910,156
(Cost $1,345,671)			1,456,906
Portugal 1.2%
Portugal Obrigacoes do Tesouro, REG S, 144A, 4.35%, 10/16/2017	EUR	440,000	503,050
Republic of Portugal, 144A, 5.125%, 10/15/2024		400,000	396,000
(Cost $1,043,841)			899,050
Romania 1.5%
Government of Romania, 144A, 2.75%, 10/29/2025 (Cost $1,124,686)	EUR	1,000,000	1,174,053
Russia 5.4%
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		200,000	213,224
Vnesheconombank:
REG S, 4.032%, 2/21/2023	EUR	3,400,000	3,757,507
144A, 6.902%, 7/9/2020		150,000	161,625
(Cost $4,194,081)			4,132,356
Saudi Arabia 0.7%
Saudi Government International Bond, 144A, 4.5%, 10/26/2046 (Cost $509,678)		520,000	511,550
South Africa 0.3%
Republic of South Africa, 5.0%, 10/12/2046 (Cost $210,000)		210,000	203,851
Sri Lanka 2.2%
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	501,725
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	202,634
144A, 5.75%, 1/18/2022		1,000,000	1,013,871
(Cost $1,747,500)			1,718,230
United Kingdom 1.2%
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		240,000	249,989
Barclays PLC, 4.375%, 1/12/2026		200,000	205,816
Ensco PLC, 4.7%, 3/15/2021		40,000	36,940
HSBC Holdings PLC, 6.375%, 12/29/2049 (b)		210,000	210,787
Standard Chartered PLC, 144A, 4.05%, 4/12/2026		200,000	205,818
(Cost $905,107)			909,350
United States 25.8%
AbbVie, Inc., 4.7%, 5/14/2045		15,000	15,476
Activision Blizzard, Inc., 144A, 3.4%, 9/15/2026		50,000	49,558
Aetna, Inc., 4.375%, 6/15/2046		40,000	40,563
Anadarko Petroleum Corp.:
4.85%, 3/15/2021 (b)		20,000	21,712
5.55%, 3/15/2026 (b)		50,000	56,840
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		75,000	85,765
Apollo Investment Corp., 5.25%, 3/3/2025		60,000	59,864
Ares Capital Corp., 3.625%, 1/19/2022		60,000	59,953
AT&T, Inc., 4.5%, 5/15/2035		90,000	89,342
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		30,000	31,844
Branch Banking & Trust Co., 1.45%, 5/10/2019		60,000	59,867
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024		50,000	48,743
(REIT), 5.25%, 12/1/2023		80,000	80,992
Celgene Corp., 5.0%, 8/15/2045		30,000	32,188
Charter Communications Operating LLC:
144A, 3.579%, 7/23/2020		50,000	51,843
144A, 4.908%, 7/23/2025		30,000	32,357
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		17,000	17,595
ConocoPhillips Co., 4.15%, 11/15/2034		45,000	44,551
Cox Communications, Inc., 144A, 3.35%, 9/15/2026		35,000	34,515
CSX Corp., 4.25%, 11/1/2066		25,000	24,105
CVS Health Corp., 5.125%, 7/20/2045		60,000	69,995
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		390,000	407,826
144A, 8.1%, 7/15/2036		40,000	47,750
Energy Transfer Partners LP, 5.95%, 10/1/2043		30,000	30,875
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		50,000	50,217
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 2.675%*, 9/25/2028		603,836	610,288
Federal Home Loan Mortgage Corp.:
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		631,231	53,297
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		378,607	45,452
5.5%, 6/1/2035		925,587	1,054,913
"JS", Series 3572, Interest Only, 6.265%**, 9/15/2039		368,039	54,091
Federal National Mortgage Association, "4", Series 406, Interest Only, 4.0%, 9/25/2040		267,058	43,503
FedEx Corp., 4.55%, 4/1/2046		35,000	37,491
FS Investment Corp., 4.75%, 5/15/2022		80,000	81,649
General Motors Co., 6.6%, 4/1/2036		30,000	35,462
General Motors Financial Co., Inc.:
2.4%, 5/9/2019		60,000	60,056
3.2%, 7/13/2020		100,000	101,706
3.2%, 7/6/2021		65,000	65,619
Gilead Sciences, Inc., 4.15%, 3/1/2047		40,000	39,706
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		20,000	20,334
Government National Mortgage Association:
"HX", Series 2012-91, 3.0%, 9/20/2040		326,544	334,383
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		329,409	36,537
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		694,349	19,821
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		302,041	40,160
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		551,593	25,765
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		484,986	10,116
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		280,115	44,555
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		346,927	68,631
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		244,417	38,863
7.0%, 1/15/2029		12,170	12,313
7.0%, 1/15/2029		7,362	7,494
7.0%, 1/15/2029		5,529	6,103
7.0%, 2/15/2029		5,983	6,626
7.0%, 2/15/2029		9,500	9,729
Halliburton Co., 4.85%, 11/15/2035		40,000	43,180
International Bank for Reconstruction & Development, 2.8%, 1/13/2021	AUD	3,000,000	2,325,701
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051		566,898	580,753
Kinder Morgan Energy Partners LP:
4.7%, 11/1/2042		40,000	37,113
6.375%, 3/1/2041		10,000	10,830
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		40,000	39,752
Kraft Heinz Foods Co., 4.375%, 6/1/2046		45,000	45,638
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040		330,485	333,754
Legg Mason, Inc., 5.625%, 1/15/2044		50,000	50,826
Loews Corp., 4.125%, 5/15/2043		40,000	39,855
Marathon Oil Corp.:
3.85%, 6/1/2025		20,000	19,312
5.2%, 6/1/2045		15,000	14,068
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		20,000	18,917
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		30,000	30,243
Molson Coors Brewing Co., 4.2%, 7/15/2046		40,000	39,989
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		50,000	53,431
NVIDIA Corp.:
2.2%, 9/16/2021		45,000	44,945
3.2%, 9/16/2026		45,000	44,953
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		60,000	62,592
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		509,411	512,742
Plains All American Pipeline LP, 2.85%, 1/31/2023		70,000	67,467
Regency Energy Partners LP, 4.5%, 11/1/2023		40,000	40,856
Select Income REIT, (REIT), 4.15%, 2/1/2022		60,000	60,694
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		40,000	40,114
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		30,000	30,739
The Gap, Inc., 5.95%, 4/12/2021 (b)		170,000	182,331
U.S. Treasury Bills:
0.245%***, 11/10/2016 (d)		1,243,000	1,242,961
0.28%***, 12/1/2016 (d)		70,000	69,990
U.S. Treasury Notes:
0.75%, 10/31/2017 (e)		8,070,000	8,071,888
1.5%, 8/15/2026		55,000	53,359
Valero Energy Corp., 3.4%, 9/15/2026		70,000	68,511
Verizon Communications, Inc., 4.672%, 3/15/2055		70,000	68,240
Voya Financial, Inc., 4.8%, 6/15/2046		45,000	44,235
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		50,000	53,536
Wells Fargo & Co., 3.0%, 10/23/2026		55,000	54,622
Wells Fargo Commercial Mortgage Trust, "A4", Series 2015-SG1, 3.789%, 12/15/2047		750,000	812,984
(Cost $19,781,710)			19,820,120
Uruguay 0.1%
Republic of Uruguay, 5.1%, 6/18/2050 (Cost $40,558)		40,000	39,851
Total Bonds (Cost $64,043,538)			64,183,429

Exchange-Traded Fund 5.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b) (Cost $3,719,700)		45,000	3,870,900

	Contracts	Value ($)

Put Options Purchased 0.2%
Options on Exchange-Traded Futures Contracts
Euro Currency, Expiration Date 12/9/2016, Strike Price 1.05	70	8,750
Mexican Peso Currency, Expiration Date 1/6/2017, Strike Price 5.0	400	172,000
Total Put Options Purchased (Cost $323,656)		180,750

	Shares	Value ($)

Securities Lending Collateral 11.8%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.30% (f) (g) (Cost $9,017,893)	9,017,893	9,017,893

Cash Equivalents 1.9%
Deutsche Central Cash Management Government Fund, 0.35% (f) (Cost $1,477,118)	1,477,118	1,477,118

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $78,581,905)†	102.5	78,730,090
Notes Payable	(3.3)	(2,550,000)
Other Assets and Liabilities, Net	0.8	630,052
Net Assets	100.0	76,810,142

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2016.

** These securities are shown at their current rate as of October 31, 2016.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $78,692,705. At October 31, 2016, net unrealized appreciation for all securities based on tax cost was $37,385. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,322,479 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,285,094.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2016 amounted to $8,733,850, which is 11.4% of net assets.

(c) When-issued security.

(d) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

At October 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
United Kingdom Long Gilt Bond	GBP	12/28/2016	30	4,602,487	(228,186)

At October 31, 2016, open written options contracts were as follows:

Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price	Premiums Received ($)	Value ($) (h)
Call Options Euro Currency	70	12/9/2016	1.22	87,328	(438)
Mexican Peso Currency	400	1/6/2017	5.4	167,016	(146,000)
Total				254,344	(146,438)

(h) Unrealized appreciation on written options on exchange-traded futures contracts at October 31, 2016 was $107,906.

At October 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2/3/2015 2/3/2045	2,600,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(605,229)	(574,983)
5/9/2016 5/9/2026	2,900,000	Fixed — 2.48%	Floating — 3-Month LIBOR	(242,695)	(211,711)
12/16/2015 9/18/2017	9,300,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(54,761)	(58,445)
12/16/2015 9/16/2020	19,300,000	Fixed — 2.214%	Floating — 3-Month LIBOR	(742,933)	(756,402)
9/16/2015 9/16/2045	3,900,000	Fixed —2.5%	Floating — 3-Month LIBOR	(383,119)	(717,154)
7/13/2016 7/13/2046	2,600,000	Fixed — 2.22%	Floating — 3-Month LIBOR	(124,943)	(76,087)
1/28/2015 1/28/2045	2,900,000	Fixed — 3.088%	Floating — 3-Month LIBOR	(716,633)	(689,096)
12/21/2016 12/21/2046	2,210,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(82,376)	127,970
9/16/2015 9/16/2045	3,900,000	Floating — 3-Month LIBOR	Fixed — 2.75%	607,987	748,655
12/16/2015 9/17/2035	9,910,000	%Floating — 3-Month LIBOR	Fixed — 2.938%	1,561,827	1,354,607
12/16/2015 9/18/2045	4,300,000	Floating — 3-Month LIBOR	Fixed — 2.998%	921,128	786,593
9/16/2015 9/16/2045	7,794,000	Floating — 3-Month LIBOR	Fixed — 3.0%	1,679,765	1,185,320
Total net unrealized appreciation					1,119,267

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at October 31, 2016 is 0.88%.

At October 31, 2016, open credit default swap contracts sold were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($) (j)	Currency	Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/20/2021	300,000[1]	EUR	1.0%	Intesa Sanpaolo SpA, 0.0%, 3/3/2017, BBB+	26,812	27,445	(633)
6/20/2021	800,000[1]	EUR	1.0%	UniCredit SpA, 0.646%, 4/10/2017, BBB+	71,498	116,140	(44,642)
Total unrealized depreciation							(45,275)

At October 31, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Unrealized Appreciation ($)
3/21/2016 6/20/2021	4,100,000	5.0%	Markit Dow Jones CDX North America High Yield Index	200,901	13,617

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(j) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

Counterparty:

1 Credit Suisse

At October 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,649,406	AUD	2,200,000	11/23/2016	23,201	Macquarie Bank Ltd.
USD	1,447,083	MXN	28,086,723	11/29/2016	34,581	Societe Generale
USD	845,426	TWD	26,800,000	12/22/2016	4,725	Nomura International PLC
EUR	8,000,000	USD	8,951,440	12/23/2016	148,856	Barclays Bank PLC
JPY	61,450,000	USD	614,009	12/27/2016	26,683	Citigroup, Inc.
USD	1,162,179	MXN	22,300,000	1/26/2017	6,850	Citigroup, Inc.
MXN	22,300,000	USD	1,191,685	1/26/2017	22,657	Barclays Bank PLC
Total unrealized appreciation					267,553

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	1,100,000	USD	835,615	11/23/2016	(688)	Australia & New Zealand Banking Group Ltd.
AUD	2,200,000	USD	1,671,032	11/23/2016	(1,575)	Macquarie Bank Ltd.
MXN	28,086,723	USD	1,433,627	11/29/2016	(48,038)	Societe Generale
USD	862,846	TWD	26,800,000	11/30/2016	(13,127)	Nomura International PLC
TWD	26,800,000	USD	825,095	11/30/2016	(24,624)	Nomura International PLC
USD	4,036,500	EUR	3,600,000	12/9/2016	(78,345)	Nomura International PLC
USD	4,896,344	JPY	500,000,000	12/9/2016	(122,077)	Canadian Imperial Bank of Commerce
TWD	26,800,000	USD	833,272	12/22/2016	(16,878)	Nomura International PLC
AUD	10,144,800	USD	7,667,338	12/23/2016	(39,860)	Australia & New Zealand Banking Group Ltd.
USD	1,203,757	JPY	122,900,000	12/27/2016	(29,106)	Citigroup, Inc.
USD	1,638,713	JPY	163,900,000	12/27/2016	(72,193)	Nomura International PLC
TWD	26,800,000	USD	825,886	12/29/2016	(24,404)	Nomura International PLC
EUR	5,506,000	USD	6,041,244	1/24/2017	(26,533)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(497,448)

Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound HUF Hungarian Forint IDR Indonesian Rupiah JPY Japanese Yen MXN Mexican Peso TWD Taiwan Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments Bonds (l)	$ —	$ 64,183,429	$ —	$ 64,183,429
Exchange-Traded Fund	3,870,900	—	—	3,870,900
Short-Term Investments (l)	10,495,011	—	—	10,495,011
Derivatives (m)
Purchased Options	180,750	—	—	180,750
Interest Rate Swap Contracts	—	4,203,145	—	4,203,145
Credit Default Swap Contracts	—	13,617	—	13,617
Forward Foreign Currency Exchange Contracts	—	267,553	—	267,553
Total	$ 14,546,661	$ 68,667,744	$ —	$ 83,214,405
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (m)
Futures Contracts	$ (228,186)	$ —	$ —	$ (228,186)
Written Options	(146,438)	—	—	(146,438)
Interest Rate Swap Contracts	—	(3,083,878)	—	(3,083,878)
Credit Default Swap Contracts	—	(45,275)	—	(45,275)
Forward Foreign Currency Exchange Contracts	—	(497,448)	—	(497,448)
Total	$ (374,624)	$ (3,626,601)	$ —	$ (4,001,225)

There have been no transfers between fair value measurement levels during the year ended October 31, 2016.

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $68,086,894) — including $8,733,850 of securities loaned	$ 68,235,079
Investment in Government & Agency Securities Portfolio (cost $9,017,893)*	9,017,893
Investment in Deutsche Central Cash Management Government Fund (cost $1,477,118)	1,477,118
Total investments in securities, at value (cost $78,581,905)	78,730,090
Cash	18,728
Foreign currency, at value (cost $6,557,411)	6,505,842
Cash held by broker as collateral for forward foreign currency exchange contracts	40,000
Receivable for investments sold	4,187,382
Receivable for Fund shares sold	12,657
Interest receivable	557,432
Receivable for variation margin on futures contracts	7,642
Receivable for variation margin on centrally cleared swaps	33,816
Unrealized appreciation on forward foreign currency exchange contracts	267,553
Upfront payments paid on bilateral swap contracts	143,585
Foreign taxes recoverable	458
Other assets	20,376
Total assets	90,525,561
Liabilities
Payable upon return of securities loaned	9,017,893
Payable for investments purchased — when-issued security	874,212
Notes payable	2,550,000
Payable for Fund shares redeemed	364,513
Options written, at value (premiums received $254,344)	146,438
Unrealized depreciation on bilateral swap contracts	45,275
Unrealized depreciation on forward foreign currency exchange contracts	497,448
Accrued management fee	9,899
Accrued Directors' fees	1,339
Other accrued expenses and payables	208,402
Total liabilities	13,715,419
Net assets, at value	$ 76,810,142

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2016 (continued)
Net Assets Consist of
Undistributed net investment income	244,399
Net unrealized appreciation (depreciation) on: Investments	148,185
Swap contracts	1,087,609
Futures	(228,186)
Foreign currency	(283,934)
Written options	107,906
Accumulated net realized gain (loss)	(5,085,064)
Paid-in capital	80,819,227
Net assets, at value	$ 76,810,142
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($17,608,536 ÷ 1,924,368 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.15
Maximum offering price per share (100 ÷ 95.50 of $9.15)	$ 9.58

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,678,199 ÷ 183,380 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 9.15
Class S Net Asset Value, offering and redemption price(a) per share ($57,523,407 ÷ 6,297,351 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.13

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2016
Investment Income
Income: Interest (net of foreign taxes withheld of $677)	$ 2,154,201
Dividends	128,221
Income distributions — Deutsche Central Cash Management Government Fund	13,089
Securities lending income, net of borrower rebates	18,870
Total income	2,314,381
Expenses: Management fee	337,049
Administration fee	82,207
Services to shareholders	148,185
Distribution and service fees	63,270
Custodian fee	41,421
Professional fees	111,865
Reports to shareholders	41,939
Registration fees	54,115
Directors' fees and expenses	5,244
Interest expense	192
Other	78,471
Total expenses before expense reductions	963,958
Expense reductions	(209,948)
Total expenses after expense reductions	754,010
Net investment income	1,560,371
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,976,580)
Swap contracts	1,235,033
Futures	(813,180)
Written options	105,969
Foreign currency	402,321
(1,046,437)
Change in net unrealized appreciation (depreciation) on: Investments	3,222,115
Swap contracts	972,785
Futures	(14,011)
Written options	111,333
Foreign currency	(1,074,174)
3,218,048
Net gain (loss)	2,171,611
Net increase (decrease) in net assets resulting from operations	$ 3,731,982

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2016	2015
Operations: Net investment income	$ 1,560,371	$ 2,647,796
Net realized gain (loss)	(1,046,437)	(4,378,868)
Change in net unrealized appreciation (depreciation)	3,218,048	(1,440,562)
Net increase (decrease) in net assets resulting from operations	3,731,982	(3,171,634)
Distributions to shareholders from: Net investment income: Class A	(157,346)	(586,934)
Class B	(112)*	(7,872)
Class C	(8,737)	(60,665)
Class S	(573,214)	(2,399,580)
Net realized gains: Class A	—	(201,405)
Class B	—	(3,865)
Class C	—	(27,265)
Class S	—	(785,692)
Return of capital: Class A	(188,307)	(84,424)
Class B	(135)*	(1,132)
Class C	(10,457)	(8,726)
Class S	(686,007)	(345,151)
Total distributions	(1,624,315)	(4,512,711)
Fund share transactions: Proceeds from shares sold	13,117,317	3,161,703
Reinvestment of distributions	1,482,337	4,100,262
Payments for shares redeemed	(22,077,818)	(18,686,114)
Redemption fees	113	5
Net increase (decrease) in net assets from Fund share transactions	(7,478,051)	(11,424,144)
Increase (decrease) in net assets	(5,370,384)	(19,108,489)
Net assets at beginning of period	82,180,526	101,289,015
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $244,399 and $645,610, respectively)	$ 76,810,142	$ 82,180,526

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.91	$ 9.67	$ 9.95	$ 10.42	$ 10.19
Income (loss) from investment operations: Net investment income[a]	.16	.25	.29	.21	.23
Net realized and unrealized gain (loss)	.24	(.57)	(.08)	(.29)	.21
Total from investment operations	.40	(.32)	.21	(.08)	.44
Less distributions from: Net investment income	(.06)	(.30)	(.42)	(.23)	(.21)
Net realized gains	—	(.10)	(.07)	(.16)	—
Return of capital	(.10)	(.04)	—	—	—
Total distributions	(.16)	(.44)	(.49)	(.39)	(.21)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.15	$ 8.91	$ 9.67	$ 9.95	$ 10.42
Total Return (%)[b,c]	4.57	(3.41)	2.15	(.84)	4.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	16	20	24	29
Ratio of expenses before expense reductions (%)	1.37	1.31	1.23	1.17	1.14
Ratio of expenses after expense reductions (%)	1.09	1.04	1.02	1.03	1.13
Ratio of net investment income (%)	1.75	2.76	2.96	2.07	2.25
Portfolio turnover rate (%)	320	336	326	493	395

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.92	$ 9.67	$ 9.95	$ 10.42	$ 10.19
Income (loss) from investment operations: Net investment income[a]	.09	.18	.22	.13	.15
Net realized and unrealized gain (loss)	.24	(.56)	(.08)	(.29)	.22
Total from investment operations	.33	(.38)	.14	(.16)	.37
Less distributions from: Net investment income	(.00)*	(.23)	(.35)	(.15)	(.14)
Net realized gains	—	(.10)	(.07)	(.16)	—
Return of capital	(.10)	(.04)	—	—	—
Total distributions	(.10)	(.37)	(.42)	(.31)	(.14)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.15	$ 8.92	$ 9.67	$ 9.95	$ 10.42
Total Return (%)[b,c]	3.78	(4.13)	1.39	(1.66)	3.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3	5
Ratio of expenses before expense reductions (%)	2.15	2.07	1.99	1.91	1.87
Ratio of expenses after expense reductions (%)	1.84	1.79	1.77	1.78	1.87
Ratio of net investment income (%)	.96	2.01	2.22	1.31	1.52
Portfolio turnover rate (%)	320	336	326	493	395

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.90	$ 9.66	$ 9.94	$ 10.42	$ 10.18
Income (loss) from investment operations: Net investment income (loss)[a]	.18	.27	.32	.23	.26
Net realized and unrealized gain (loss)	.24	(.57)	(.08)	(.29)	.22
Total from investment operations	.42	(.30)	.24	(.06)	.48
Less distributions from: Net investment income	(.09)	(.32)	(.45)	(.26)	(.24)
Net realized gains	—	(.10)	(.07)	(.16)	—
Return of capital	(.10)	(.04)	—	—	—
Total distributions	(.19)	(.46)	(.52)	(.42)	(.24)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.13	$ 8.90	$ 9.66	$ 9.94	$ 10.42
Total Return (%)[b]	4.72	(3.17)	2.41	(.66)	4.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	64	78	84	125
Ratio of expenses before expense reductions (%)	1.08	1.01	.95	.87	.84
Ratio of expenses after expense reductions (%)	.84	.79	.77	.78	.84
Ratio of net investment income (%)	1.97	3.01	3.21	2.30	2.55
Portfolio turnover rate (%)	320	336	326	493	395
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Enhanced Global Bond Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of October 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2016, the Fund had securities on loan, which were classified as bonds and ETFs in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $5,202,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($3,207,000) and long-term losses ($1,995,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (5,202,000)
Unrealized appreciation (depreciation) on investments	$ 37,385

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Years Ended October 31,
	2016	2015
Distributions from ordinary income	$ 739,409	$ 3,699,429
Distributions from long-term capital gains	$ —	$ 373,849
Return of capital distributions	$ 884,906	$ 439,433

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in interest rate swap contracts had a total contract value generally indicative of a range from approximately $71,614,000 to $102,394,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the credit default swap contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $13,864,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to approximately $5,200,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2016, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $966,000 to $4,602,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $20,233,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2016, the Fund entered into options on currency futures in order to enhance gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased options contracts as of October 31, 2016 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in written options contracts had a total value generally indicative of a range from approximately $15,000 to $419,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $181,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, as part of its currency strategy, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $14,992,000 to $72,933,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,631,000 to $38,788,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,592,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ 4,203,145	$ 4,203,145
Credit Contracts (b)	—	—	13,617	13,617
Foreign Exchange Contracts (a) (c)	180,750	267,553	—	448,303
	$ 180,750	$ 267,553	$ 4,216,762	$ 4,665,065

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in security, at value (includes purchased options). Includes cumulative appreciation of centrally cleared swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Includes cumulative appreciation of centrally cleared swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ (3,083,878)	$ (228,186)	$ (3,312,064)
Credit Contracts (b)	—	—	(45,275)	—	(45,275)
Foreign Exchange Contracts (c)	(146,438)	(497,448)	—	—	(643,886)
	$ (146,438)	$ (497,448)	$ (3,129,153)	$ (228,186)	$ (4,001,225)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on bilateral swap contracts

(c) Options written, at value and unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$ 105,969	$ —	$ 1,327,296	$ (813,180)	$ 620,085
Credit Contracts (a)	—	—	(92,263)	—	(92,263)
Foreign Exchange Contracts (b)	—	345,453	—	—	345,453
	$ 105,969	$ 345,453	$ 1,235,033	$ (813,180)	$ 873,275

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 3,427	$ —	$ 708,326	$ (14,011)	$ 697,742
Credit Contracts (a)	—	—	—	264,459	—	264,459
Foreign Exchange Contracts (a) (b)	(142,906)	107,906	(1,152,979)	—	—	(1,187,979)
	$ (142,906)	$ 111,333	$ (1,152,979)	$ 972,785	$ (14,011)	$ (225,778)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received†	Net Amount of Derivative Assets
Barclays Bank PLC	$ 171,513	$ —	$ —	$ 171,513
Citigroup, Inc.	33,533	(29,106)	—	4,427
Macquarie Bank Ltd.	23,201	(1,575)	—	21,626
Nomura International PLC	4,725	(4,725)	—	—
Societe Generale	34,581	(34,581)	—	—
	$ 267,553	$ (69,987)	$ —	$ 197,566
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged†	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 40,548	$ —	$ —	$ 40,548
Canadian Imperial Bank of Commerce	122,077	—	—	122,077
Citigroup, Inc.	29,106	(29,106)	—	—
Credit Suisse International	45,275	—	—	45,275
JPMorgan Chase Securities, Inc.	26,533	—	—	26,533
Macquarie Bank Ltd.	1,575	(1,575)	—	—
Nomura International PLC	229,571	(4,725)	—	224,846
Societe Generale	48,038	(34,581)	—	13,457
	$ 542,723	$ (69,987)	$ —	$ 472,736

† The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $226,993,235 and $244,424,172, respectively. Purchases and sales of U.S. Treasury obligations aggregated $10,788,770 and $4,996,551, respectively.

For the year ended October 31, 2016, transactions for written options on swaps were as follows:

	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	26,800,000	$ 335,100
Options written	470	254,344
Options closed	(7,600,000)	(128,042)
Options exercised	(2,600,000)	(48,880)
Options expired	(16,600,000)	(158,178)
Outstanding, end of period	470	$ 254,344

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.09%
Class B	1.84%
Class C	1.84%
Class S	.84%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.05%
Class C	1.80%
Class S	.80%

For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 53,617
Class B	100
Class C	5,663
Class S	150,568
$ 209,948

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2016, the Administration Fee was $82,207, of which $6,687 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2016
Class A	$ 14,733	$ 2,307
Class B	41	—
Class C	1,251	200
Class S	57,533	9,363
	$ 73,558	$ 11,870

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2016
Class B	$ 137	$ —
Class C	13,656	1,078
	$ 13,793	$ 1,078

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2016	Annual Rate
Class A	$ 44,884	$ 12,209.24%
Class B	46	—	.25%
Class C	4,547	1,089.25%
	$ 49,477	$ 13,298

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2016, aggregated $547.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $98 and $0, respectively.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,799, of which $9,459 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,890.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At October 31, 2016, the Fund had a $2,550,000 outstanding loan. Interest expense incurred on the borrowings was $192 for the period ended October 31, 2016. The average dollar amount of the borrowings was $650,000, the weighted average interest rate on these borrowings was 1.81% and the Fund had a loan outstanding for six days throughout the period. The borrowings were valued at cost, which approximates fair value.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	821,567	$ 7,371,218	191,930	$ 1,730,315
Class B	14*	179*	526	4,852
Class C	17,076	152,233	14,968	137,839
Class S	624,382	5,593,687	142,129	1,288,697
		$ 13,117,317		$ 3,161,703
Shares issued to shareholders in reinvestment of distributions
Class A	36,226	$ 327,973	88,963	$ 816,596
Class B	9*	77*	811	7,486
Class C	1,722	15,580	8,039	73,968
Class S	126,214	1,138,707	349,321	3,202,212
		$ 1,482,337		$ 4,100,262
Shares redeemed
Class A	(761,767)	$ (6,912,284)	(534,982)	$ (4,851,859)
Class B	(25,995)*	(230,343)*	(14,856)	(135,662)
Class C	(68,038)	(610,612)	(71,600)	(653,733)
Class S	(1,593,590)	(14,324,579)	(1,432,345)	(13,044,860)
		$ (22,077,818)		$ (18,686,114)
Redemption fees		$ 113		$ 5
Net increase (decrease)
Class A	96,026	$ 786,907	(254,089)	$ (2,304,943)
Class B	(25,972)*	(230,087)*	(13,519)	(123,324)
Class C	(49,240)	(442,797)	(48,593)	(441,926)
Class S	(842,994)	(7,592,074)	(940,895)	(8,553,951)
		$ (7,478,051)		$ (11,424,144)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of Deutsche Enhanced Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Enhanced Global Bond Fund (the "Fund") at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,022.70	$ 1,018.80	$ 1,024.00
Expenses Paid per $1,000*	$ 5.49	$ 9.29	$ 4.22
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,019.71	$ 1,015.94	$ 1,020.96
Expenses Paid per $1,000*	$ 5.48	$ 9.27	$ 4.22

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S
Deutsche Enhanced Global Bond Fund	1.08%	1.83%	.83%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche Enhanced Global Bond Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S
Nasdaq Symbol	SZGAX	SZGCX	SSTGX
CUSIP Number	25156A 734	25156A 759	25156A 767
Fund Number	461	761	2061

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche enhanced global bond Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$92,332	$0	$0	$0
2015	$89,632	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Global Bond Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/30/2016